  Longwei Petroleum Investment Holding Limited

  Company Overview

  October 2008

  Forward Looking Statements

  Statements contained in this presentation may be considered “forward-looking statements” within the meaning of U.S. federal securities laws. The matters discussed herein are based on management expectation as of the date of this presentation and involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties including such risks and factors described in presentation prepared by Longwei Petroleum Investment Holding Ltd. (“Longwei” or the “Company”) management. Such forward-looking statements speak only as of the date on which they are made and Longwei does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of the presentation.

  Executive Summary

  1

  Longwei Petroleum Investment Holding Limited, a Colorado corporation, is one of the leading distributors/wholesalers of diesel, gasoline, kerosene and fuel oils in Taiyuan City, the capital of and largest city in Shanxi Province, P.R. China.
  The Company’s operating subsidiary, Taiyuan Longwei, was founded in China in 1995 and is fully licensed to operate as a Finish Oil Distributor/Wholesaler.
  Longwei purchases diesel, gasoline, fuel oil and kerosene from oil refineries and other Chinese suppliers with whom the Company believes it has excellent relations. In the fiscal year ended June 30, 2008 (“fiscal 2008”), the Company’s four largest suppliers accounted for approximately 60% of its total purchases.
  The Company’s primary customers include:Approx. Percent ofFY 2008 RevenuesCoal plants and other power supply customers35%“Large-scale”gas stations located in Taiyuan City, Shanxi Province55%Small, independent gas stations located in Taiyuan City, Shanxi Province 10%

  Shanxi Province

  Executive Summary

  2

  Longwei owns an ISO9000 certified state-of-the-art fuel storage facility and 14 storage tanks with a total capacity of 50,000 metric tons (approximately15 million gallons) at Taiyuan City, Shanxi Province. In addition, the Company also owns a rail system to transport its products to customers.
  Longwei Petroleum Investment Holding Limited was incorporated under the laws of the State of Colorado in 2000 under the name Tabatha II, Inc. and conducted no business operations until October 16, 2007, when it acquired the businessof Longwei in a “reverse merger”transaction.
  Longwei’s consolidated operating results for fiscal years 2005 -2008 are summarized below:

  Investment Highlights

  3

  Longwei is well positioned to benefit from strong projected growth in demand for refined petroleum products in China

  Per capital consumption of diesel, gasoline and other refined petroleum products is expected to continue to grow strongly throughout the Peoples Republic of China, including Taiyuan City, Shanxi Province, due to a number of factors, including increased demand for power supply and significant projected increases in per capital motor vehicle ownership and continued strong economic growth.

  Per capital car ownership in China is projected to increase from 13 cars per 1,000 people in 2006 to an estimated 28 cars per 1,000 people in 2010.

  Passenger car sales in China increased 28% in 2005 and 36% in 2006, and are expected to continue to increase significantly in future years as well.

  Investment Highlights

  4

  Longwei has a strong competitive position in Shanxi Province

  Longwei has been granted a Finish Oil Wholesale license by the PRC which allows the Company to purchase refined petroleum products directly from refineries in China. In addition, Longwei has a license for Dangerous Chemical Products Business which allows the Company to transport gasoline and diesel oil products. The Company believes that such licenses are difficult to obtain and limit new entrants into its business. In addition, the Company’s ownership of its own storage facilities with 50,000 mt of capacity provides it with a significant competitive advantage against other fuel oil distributors/wholesalers in Shanxi Province, most of whom do not have their own storage facilities.

  Investment Highlights

  5

  Strong historical revenue growth

  Sales growth attributed to: - strong economic growth in the Shanxi Province - increased demand for diesel and gasoline - increased prices for diesel, gasoline, fuel oils and kerosene

  Investment Highlights

  6

  Strong profit margins
  o
  Net income increased in FY 2008 due to (1) an increase in gross profit due to an increase in total revenues (due to a strong increase in demand for fuel products) and increases in gross margins on both a per gallon and percentage basis (primarily due to decreases in costs of good sold), which were offset by (2) an increase in operating expenses due to an increase in repair and maintenance expenses, professional fees, and salaries.
  o
  Net income decreased in FY 2007 due to (1) a decrease in total revenues, primarily as a result of (i) a decrease in diesel revenues due to decreased sales at certain customer gas stations located on major truck routes that were disrupted in FY 2007 due to construction, and (ii) a decrease in agency fees, and (2) a decrease in gross profit, primarily due to (i) a decrease in diesel and gasoline margins on both a per gallon and percentage basis as a result of increases in costs of sales, and (ii) a decrease in agency gross margins..

  Investment Highlights

  7

  Strong balance sheet
  o
  Working capital increased by approximately $30.9 MM from $55.1 MM at June 30, 2007, to $85.9 MM at June 30, 2008, primarily as a result of:
  -
  a $12.6 MM increase in Deposits related to new storage tanks which the Company anticipates building,
  -
  an $11.1 MM or 62% increase in Inventory to support the Company’s increased sales, and
  -
  a $7.2 MM increase in Accounts Receivable consistent with the overall increase in the Company’s total revenues

  Investment Highlights

  8

  Business Strategy
  o
  Key components of the Company’s business strategy include:
  •
  Pursue internal growth by attracting new customers through competitive pricing, timely delivery, and the highest quality products
  •
  Pursue internal growth by expanding the Company’s product storage capacity
  •
  Expand geographically
  o
  The Company expects that sales to coal plants and power supply companies will increase from 35% of total revenues in FY 2008 to an estimated 55% of total revenues in FY 2009, due to:
  •
  the Company’s effort to focus on this customer segment (due to larger bulk sales), and
  •
  the construction of new power plants in Shanxi Province.

  Investment Highlights

  9

  Geographic Expansion

  Longwei intends to expand its finish oil distribution / wholesale business into the nearby city of Gujiao City, which is located in Shanxi Province approximately 50 km from Taiyuan City and is considered to be a key industrial center in China for energy production.

  Longwei plans to build fuel oil storage tanks with a capacity of 70,000 mt in Gujiao City:

  -
  Construction permits received
  -
  Site selection complete
  -
  Engineering firm retained
  -
  Estimated cost of tanks – approximately $30 MM
  -
  5 months required for new storage tanks to be built
  -
  New tanks assumed to begin operations during the first

  half of FY 2010 (which begins 7-1-2009).

  Longwei’s Current  Storage

  New Gujiao  Storage

  Longwei believes that there is significant demand in Gujiao City for finish oil distribution / wholesale services and that it will be able to achieve a significant share of this new market after its fuel oil storage tanks are built.

  The construction of the new 70,000 mt storage tanks will significantly increase Longwei’s finish oil storage capacity and projected revenues beginning in FY 2010.

  Investment Highlights

  10

  Artistic drawing of proposed new plant and storage tank facility in Gujiao City, Shanxi Province

  Investment Highlights

  11

  Strong projected growth in revenues and profitability as the construction of the new storage tanks in Gujiao City is expected to approximately double the Company’s storage capacity and revenues beginning in FY 2010.

  See Supplemental Financial Information for a summary of certain assumptions that the Company has made with respect to projected FY 2009 and FY 2010 sales volumes, selling prices, cost of sales and gross margins – both in total and on a per gallon basis.

Summary Operating Results (US$ in MM)	Historical Operating Results Fiscal Year Ended June 30, 2005 (audited)	2006 (audited)	2007 (audited)	2008 (audited)	Projected Operating Results FY Ended June 30, 2009	2010 (a)
Total Revenues	**$40.9**	**$93.1**	**$93.8**	**$143.8**	**$162.7**	**$303.2**
% Change	*na*	*127.8%*	*0.7%*	*53.4%*	*13.1%*	*86.4%*
Gross Profit	**$12.3**	**$21.8**	**$18.2**	**$37.0**	**$38.3**	**$65.7**
Gross Profit Margin	*30.1%*	*23.5%*	*19.4%*	*25.7%*	*23.5%*	*21.7%*
Operating Expenses	(0.4)	(0.5)	(0.4)	(5.8)	(6.8)	(13.4)
Operating Profits	**$11.9**	**$21.3**	**$17.7**	**$31.2**	**$31.5**	**$52.2**
Operating Margin	*29.0%*	*22.9%*	*18.9%*	*21.7%*	*19.3%*	*17.2%*
Other Income	0.0	0.1	0.2	(0.9)	(2.0)	(4.0)
Income before Income Taxes	11.9	21.4	17.9	30.4	29.5	48.2
Income Taxes	(4.1)	(7.2)	(5.9)	(9.7)	(9.4)	(15.4)
Net Income	**$7.8**	**$14.2**	**$12.0**	**$20.7**	**$20.0**	**$32.8**
Net Income Margin	*19.2%*	*15.3%*	*12.8%*	*14.4%*	*12.3%*	*10.8%*

Notes:

(a) Assumes the new storage tanks to be constructed in Gujiao City, Shanxi Province are placed in service during the first half of FY 2010 (which begins July 1, 2009).

  Company Overview

  12

  Longwei is one of the leading distributors/ wholesalers of diesel, gasoline, kerosene and fuel oil in Taiyuan City, Shanxi Province, P.R. China.
  The Company’s Chinese subsidiary has been in business since 1995 and is fully licensed to operate in Shanxi Province.
  Longwei owns an ISO9000 certified state-of-the-art fuel storage facility and 14 storage tanks with a total capacity of 50,000 metric tons at Taiyuan City, Shanxi Province.
  The Company has 40 employees, including three management personnel.

  Longwei Front Gate

  Storage Units

  Corporate Structure

  13

  July 1995 - Taiyuan Longwei founded July 1995

  March 2000 - Longwei Petroleum Investment Holding Limited (“Longwei Petroleum”) incorporated in Colorado under the name Tabatha II, Inc.

  April 2006 - Longwei Petroleum Investment Holding Limited (“Longwei Petroleum BVI”) incorporated in the British Virgin Islands and acquires 100% of Taiyuan Yahuan Energy Conversion Co., Ltd. and its subsidiary

  October 2007 – Longwei Petroleum, a Colorado corporation (formerly known as Tabatha II, Inc.) acquires 100% of Longwei Petroleum BVI in a “reverse merger” transaction. The shareholders of Longwei Petroleum BVI received 69 million shares of common stock in Longwei Petroleum, a Colorado corporation, representing 92% of the Company’s outstanding proforma share capitalization.

Longwei Petroleum Investment Holding Limited
(a Colorado corporation)
100%
Longwei Petroleum Investment Holding Limited
(a British Virgin Island corporation)
100%
Taiyuan Yahuan Energy Conversion Co., Ltd.
(a Chinese limited liability company)
100%
Taiyuan Longwei Economy & Trading Co., Ltd.
(a Chinese limited liability company)

  Facilities

  14

  Longwei currently owns an ISO9001: 2000

  certified fuel & petroleum product storage

  facilities with 14 storage tanks with a total

  capacity of 50,000 metric tons

  Longwei has specially designated railroad and

  stacking bays for its supply and sale

  transportations.

  Stacking Bays

  Storage Units

  Product Lines

  15

  Longwei distributes petroleum products to wholesalers as well as to retail and commercial customers in Shanxi Province. Sales by product line in fiscal 2008 are summarized below: Agency fees are earned for purchasing petroleum products from refineries on behalf of wholesalers who lack the necessary licenses to make such purchases directly themselves.

  Railroad Station

  Longwei Gasoline Station

  Longwei Suppliers

  16

  Longwei purchases diesel, gasoline, fuel oil and kerosene directly from oil refiners and other suppliers with whom the Company believes it has excellent relations

  Since inception, Longwei has not experienced any difficulty in obtaining finished goods or raw materials essential to its business.

  Longwei Customers

  17

  In FY 2008, coal plants and other power supply companies represented approximately 35% of total revenues, large scale gas stations 55%, and small independent gas stations 10%. However the Company’s strategy is to increase its sales to coal plants and other power supply companies. As aresult, Longwei expects that sales to coal plants and other power supply companies as a percent of total sales will increase in FY 2009 and future years.

  Sales and Marketing

  18

  Direct Marketing : Longwei

  employs its own sales & marketing staff to

  directly establish the distribution & sales

  networks with its customers. Its sales

  representatives regularly visit gas stations

  and fuel oil consumption intensive

  enterprises within its distribution rims.

  Referrals: Referrals from existing

  customers continue to be a strong source

  of new customers.

  Distribution Rims Covered by

  Longwei’s Storage Locations

  Government Licensing

  19

  Longwei has been granted a Level 1 Finish Oil Wholesale license by the PRC which allows the Company to engage in the wholesale/distribution business of gasoline, fuel oil and diesel oil.
  Longwei is one of 17 private entities in Shanxi Province that has a Finish Oil Wholesale license of which only five private entities, includingthe Company, have their own storage capability.
  The Company believes that it is difficult for other potential competitors to obtain Finish Oil Wholesale licenses, thereby acting as a barrier to entry for potential competitors seeking to enter the Shanxi Province market.

  Management

  20

  Cai Yongjun - Chairman and Chief Executive Officer

  CEO of Taiyuan Longwei since its founding in 1995
  Has over 12 years experience in the trading, storage and handling of petroleum products
  Attended Shanxi University where he majored in business administration

  Wu Bin – President

  Joined Longwei as President in July 2008.
  Employed by China Agriculture Bank, Taiyuan City, Shanxi Province branch, from 2003, until June 2008, where he had various responsibilities, including ViceManager.
  Attended Shanxi University of Finance and Economics from 1997 until 2002 where he majored in Finance and Economics. Also received an MBA degree from Beijing College in 2006.

  Xue Yongping – Secretary and Treasurer

  Secretary and Treasurer of Taiyuan Longwei since November 1998
  Previously served as Deputy General Manager of Taiyuan Hua Xin Trading Company, a fuel oil distributor/wholesaler
  Received law degree from Shanxi Law School

  Wang Jumping – Chief Financial Officer

  Employed by Taiyuan Longwei since July 1995; named Chief Financial Officer in March 2006
  Previously worked as section chief of accounting for Shanxi Bao Shan Garment Factory

  Summary Financial Information

  21

  This financial information is qualified in its entirety by the financial information contained in the Company’s public filings with the SEC.

  Summary

  22

  A leading wholesaler / distributor of diesel, gasoline, fuel oiland kerosene in Taiyaun City, Shanxi Province, Peoples Republic of China.
  Business founded 1995. Has very strong competitive position in its geographic marketplace in Shanxi Province with 50,000 metric tons (mt) of storage tank capacity.
  Revenues have increased at a 50+% CAGR% in recent years due to strong increases in demand for diesel and gasoline in Shanxi Province.
  Longwei’s business strategy includes building new storage tanks to increase its market share in Shanxi Province. The Company hopes to construct a newplant facility in Gujiao City, Shanxi Province with 70,000 mt of storage tank capacity which will significantly increase Longwei’s total storage capacity and revenues beginning in FY 2010.
  Highly profitable with audited FY 2008 Revenues, Operating Profit and Net Income of $143.8 MM, $31.2 MM and $20.7 MM, respectively.
  Net Income is projected to increase to $32.8 MM in FY 2010 (as the new storage tanks are expected to be placed into service during the first half of the fiscal year).
  Strong balance sheet with $88.5 MM in Stockholders’Equity, $85.9 MM in working capital and no long-term debt or other long-term liabilities as of June 30, 2008.
  Management currently owns 91% of current shares outstanding (76.2 MM shares) and 85% of fully-diluted shares outstanding (80.7 MM shares)
  U.S. Company with 100% of assets and operations in China.
  S.E.C. reporting company since October 2007 “reverse merger”transaction.

  Supplemental Financial Information

  23

  The information contained herein, including but not limited to the following two pages, contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Longwei’s future performance, statements of Longwei’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Longwei believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. Investors should not place undue reliance on the forward-looking statements contained herein, as they speak only as of the date of this presentation, and Longwei expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

  Supplemental Financial Information

  24

Total Revenues by Product	Historical Operating Results Fiscal Year Ended June 30, 2005	2006	2007	2008	Projected Operating Results FY Ended June 30, 2009	2010
Diesel	$18.6	$53.5	$49.8	$74.9	$86.1	$163.4
Gasoline	6.8	20.4	26.3	46.6	51.5	93.4
Fuel Oil	2.6	3.2	2.0	7.0	8.0	14.5
Kerosene	1.5	5.7	7.8	5.5	6.4	11.5
Petroleum Products Revenues	**$29.4**	**$82.8**	**$85.9**	**$134.0**	**$151.9**	**$282.8**
Agency Fees	11.5	10.3	7.8	9.8	10.7	20.4
Total Revenues	**$40.9**	**$93.1**	**$93.8**	**$143.8**	**$162.7**	**$303.2**
Cost of Goods Sold by Product						
Diesel	$15.2	$44.2	$43.2	$57.7	$69.5	$135.1
Gasoline	5.4	16.4	22.4	37.2	41.2	76.6
Fuel Oil	2.0	2.0	1.7	5.6	6.2	11.2
Kerosene	1.4	5.0	6.9	4.8	5.6	11.0
Petroleum Products COGS	**$24.0**	**$67.6**	**$74.2**	**$105.2**	**$122.5**	**$233.9**
Agency COGS	4.2	3.1	1.4	1.6	1.9	3.7
Total Cost of Goods Sold	**$28.1**	**$70.7**	**$75.6**	**$106.8**	**$124.4**	**$237.6**
Gross Margin by Product						
Diesel	$3.4	$9.3	$6.6	$17.2	$16.6	$28.3
Gasoline	1.4	4.0	3.9	9.4	10.3	16.8
Fuel Oil	0.6	1.2	0.3	1.4	1.8	3.3
Kerosene	0.1	0.7	0.9	0.8	0.7	0.6
Petroleum Products Gross Margin	**$5.4**	**$15.2**	**$11.8**	**$28.8**	**$29.4**	**$49.0**
Agency Gross Margin	7.3	7.2	6.4	8.2	8.9	16.7
Total Gross Margin	**$12.7**	**$22.3**	**$18.2**	**$37.0**	**$38.3**	**$65.7**

  Supplemental Financial Information

  25

  Supplemental Financial Information

  26